SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





         Date of Report (Date of Earliest event reported): June 30, 1999



                           WINDSOR PARK PROPERTIES 4,
                        a California limited partnership

       (Exact name of Registrant as specified in its Declaration of Trust)

           California                  000-15700                33-0202608
  (State or Other Jurisdiction        (Commission             (IRS Employer
of Incorporation or organization)     File Number)        Identification Number)



6160 South Syracuse Way, Greenwood Village, Colorado                    80111
      (Address of Principal Executive Offices)                        (Zip Code)



                                 (303) 741-3707
              (Registrant's Telephone Number, Including Area Code)

          ------------------------------------------------------------


                   6430 S. Quebec Street, Englewood, CO 80111
          (former name or former address if changed since last report)

     Windsor Park Properties 4, a California limited partnership, is pleased to report that (i) the proposals contained in its Consent Solicitation Statement dated May 7, 1999, as supplemented by its Consent Solicitation Statement Supplement dated June 2, 1999 (as supplemented, the "Consent Solicitation Statement") were overwhelmingly approved and consented to by the limited partners of the Partnership (the "Limited Partners"), and (ii) the Partnership closed on the Sales (as hereafter defined) on June 30, 1999. Capitalized terms not defined herein have the meanings ascribed to them in the Consent Solicitation Statement.

     In the Solicitation, the General Partners sought the consent of the Limited Partners to the proposed sale of the Partnership's remaining wholly-owned property and ownership interests in real properties (the "Sales") to N' Tandem Trust, an affiliate of the Partnership, and the proposed liquidation of the Partnership pursuant to a plan of liquidation (the "Plan of Liquidation") following such Sales.

     The results of the Solicitation as of the close of the Solicitation Period were as follows: (i) Limited Partners holding 155,757 Units, representing 77.52% of all issued and outstanding Units, sent in consent cards, (ii) Limited Partners holding 93.58% of all Units for which consent cards were received consented to the Sales, (iii) Limited Partners holding 93.81% of all Units for which consent cards were received consented to the Plan of Liquidation, (iv) Limited Partners holding 5.3% of all Units for which consent cards were received withheld their consent to the Sales, (v) Limited Partners holding 4.57% of Units for which consent cards were received withheld their consent to the Plan of Liquidation, (vi) Limited Partners holding 1.12% of all Units for which consent cards were received abstained from consenting to the Sales, and (vii) Limited Partners holding 1.62% of all Units for which consent cards were received abstained from consenting to the Plan of Liquidation.

     A closing with respect to the Sales was held on June 30, 1999, resulting in net proceeds to the Partnership from the Sales of $8,357,300.

     Pursuant to the Plan of Liquidation, The Windsor Corporation, the Managing General Partner of the Partnership, is currently in the process of liquidating and dissolving the Partnership.

     The following information relating to the Sales and the Plan of Liquidation is contained in the Partnership's Amendment No. 4 to the Schedule 14A of the Partnership dated May 7, 1999, as amended, which is hereby incorporated by reference: (i) a description of, and manner of disposition of, the Partnership's wholly-owned Property and Ownership Interests, (ii) the nature and the amount of the consideration received therefor and the principles followed in determining the amount of such consideration, (iii) the nature of the relationship between the purchaser and the Partnership and its General Partners and their respective affiliates and associates, (iv) the source of the funds used to acquire the Property and Ownership Interests, and (v) the nature of the business in which the assets were used by the Partnership.

Item 7. Financial Statements and Exhibits

     (2) Purchase and Sale Agreement dated May 1, 1999 by and between the Partnership and N' Tandem Trust.

     (99)(1) Amendment No. 4 to the Schedule 14A of the Partnership as filed with the Commission on May 7, 1999.

     (99)(2) Amendment No. 5 to the Schedule 14A of the Partnership as filed with the Commission on June 4, 1999.

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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 14, 1999          WINDSOR PARK PROPERTIES 4,
                              a California limited partnership
                              By: The Windsor Corporation, its General Partner


                                                  By: /s/ Steven G. Waite
                                                      --------------------------
                                                      Steven G. Waite, President


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


                                INDEX TO EXHIBITS

EXHIBIT NO.                       DESCRIPTION                               PAGE
-----------                       -----------                               ----
(2) Purchase and Sale Agreement dated May 1, 1999 by and between the Partnership and N'Tandem Trust.

(99)(1) Amendment No. 4 to the Schedule 14A of the Partnership as filed with the Commission on May 7, 1999.*

(99)(2) Amendment No. 5 to the Schedule 14A of the Partnership as filed with the Commission on June 4, 1999.**

----------
*Filed by the Partnership with the Commission on May 7, 1999 (Commission File #0-15700)
**Filed by the Partnership with the Commission on June 4, 1999 (Commission File #0-15700)


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